UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

MARKETAXESS HOLDINGS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

This filing contains the following communications:

1.

An email sent by MarketAxess Holdings Inc. (the “Company”) to its employees relating to the Company’s entry into a definitive agreement to be acquired by Intercontinental Exchange, Inc. (the “Transaction”).

2.	A message to clients posted by the Company on its website in connection with the Transaction.

3.	An FAQ posted by the Company on its website in connection with the Transaction.

4.	A communication posted by the Company on its LinkedIn account in connection with the Transaction.

1.	On July 30, 2026, the following email was sent by the Company to its employees:

All,

I’m very excited to share with you that moments ago we announced that MarketAxess has entered into a definitive agreement to be acquired by Intercontinental Exchange, Inc. (ICE).

This transaction is an important recognition of what MarketAxess has created and will give you an opportunity to extend your impact across a differentiated, highly scaled platform.

I look forward to sharing more details during our Global Town Hall at 8:15am ET. In the meantime, I wanted to share a few initial thoughts.

Over the course of our discussions, it became clear that ICE is the right partner for MarketAxess. They understand our business and share our commitment to serving clients, investing in innovation and supporting long-term growth. Together, we will be even better positioned to build on the strengths that have made MarketAxess successful.

ICE will be hosting an earnings call at 8:30am ET and plans to discuss how the combination positions us together to offer clients a full global credit platform, removing friction and fragmentation across markets to make bond trading more seamless. I encourage you to listen live or to the replay, depending on your availability.

While this is exciting news, it is important to understand that there will be no immediate changes to your role, responsibilities or day-to-day work. The transaction is expected to close in the first half of 2027, pending regulatory approvals and MarketAxess stockholder approval. Until then, MarketAxess and ICE will continue to operate as separate, independent companies. Our focus should remain on serving our clients, executing our strategy and supporting one another. We will share updates as we move through the process.

Thank you for your continued commitment to our success.

I look forward to speaking with you shortly.

Sincerely,

Chris

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Section 27A”), and Section 21E of the Securities Exchange Act of 1934, as amended (“Section 21E”). We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A and Section 21E. Such forward-looking statements relate to, without limitation, the proposed transaction, our future economic performance, plans and objectives for future operations, and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “assume,” “believe,” “contemplate,” “could,” “intend,” “predict,” “would,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “target,” “continue”, “trend”, “objective”, “might” or comparable terminology, although not all forward-looking statements contain these identifying words.

Forward-looking statements are inherently subject to certain risks, trends, changes in circumstances and uncertainties, many of which we cannot predict with accuracy and some of which we may not anticipate, including, but not limited to: (i) historical financial information may not be representative of future results; (ii) the completion of the proposed transaction on the anticipated terms and timing, or at all, including obtaining the approval of the proposed transaction by the holders of a majority of the outstanding shares of common stock of MarketAxess Holdings Inc. (the “Company”), and the satisfaction of other conditions to the completion of the proposed transaction as well as the failure to realize anticipated benefits of the proposed transaction; (iii) there may be significant transaction costs in connection with the proposed transaction and the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (iv) there may be liabilities that are not known, probable or estimable at this time or unexpected costs, charges or expenses; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction, including in circumstances requiring the Company to pay a termination fee; (vi) any effect of the announcement of the proposed transaction on the Company’s ability to operate its business and retain and hire key personnel and to maintain favorable business relationships; (vii) the proposed transaction may result in the diversion of management’s time and attention from ordinary course business operations to issues relating to the proposed transaction; (viii) certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (ix) unfavorable outcome of legal proceedings related to the proposed transaction; (x) the risk that the Company’s share price may decline significantly if the proposed transaction is not consummated; (xi) legislative, regulatory and economic developments; (xii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, outbreaks of war or hostilities or public health issues, as well as management’s response to any of the aforementioned factors; (xiii) other risks and uncertainties detailed in periodic reports that the Company files with the Securities and Exchange Commission (“SEC”); (xiv) actions by third parties, including government agencies; (xv) reputational risk and potential adverse reactions of the Company’s or Intercontinental Exchange, Inc.’s (“Parent”) customers, employees or other business partners, including those resulting from the announcement or completion of the proposed transaction; (xvi) the ability to promptly and effectively integrate the Company’s business with Parent’s business and realize the anticipated cost savings, synergies, and other financial benefits of the proposed transaction within the expected time period or at all; and (xvii) Parent’s ability to obtain the contemplated debt financing on a timely basis, on favorable terms or at all.

There can be no assurance that the proposed transaction will be completed, or if it is completed, that it will close within the anticipated time period. While the list of factors presented here is, and the list of factors presented in the proxy statement, in preliminary and definitive form, on Schedule 14A (the “Proxy Statement”) will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties and should be read in conjunction with the other forward-looking statements. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made and we undertake no obligation to update, and expressly disclaim any obligation to update, any forward-looking statements, or any other information in this communication, whether resulting from developments, circumstances or events that arise after the date the statements are made, new information, or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we may have expressed or implied by these forward-looking statements. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us.

Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, we can give no assurance that such expectations will be achieved as anticipated or that our results, estimates or assumptions will be correct. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements, many of which are beyond the Company’s control. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading “Disclosure Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K, as may be supplemented or amended by the Company’s Quarterly Reports on Form 10-Q, which are incorporated herein by reference. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise, except as required under applicable law.

Additional Information and Where to Find It; No Offer or Solicitation

In connection with the proposed transaction, the Company intends to file relevant materials with the SEC, including a Proxy Statement. This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed transaction. STOCKHOLDERS OF THE COMPANY ARE ADVISED TO CAREFULLY READ THE PROXY STATEMENT AND ANY OTHER DOCUMENTS FILED OR TO BE FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED TRANSACTION AND THE BUSINESS TO BE CONDUCTED AT THE SPECIAL MEETING OF STOCKHOLDERS. All such documents, when filed, may be obtained free of charge at the SEC’s website (http://www.sec.gov). These documents, once available, and the Company’s other filings with the SEC also will be available free of charge on the Company’s website at https://investor.marketaxess.com/financials/sec-filings/default.aspx.

Participants in the Solicitation

The Company, its directors and certain of its executive officers and employees may be deemed participants in the solicitation of proxies from stockholders in connection with the proposed transaction. Information regarding the names of the Company’s directors and executive officers and certain other individuals and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s definitive proxy statement on Schedule 14A for its 2026 annual meeting of stockholders, filed with the SEC on April 29, 2026 (the “2026 Definitive Proxy”), which is available here. Please refer to the sections captioned “Executive Officers,” “Compensation Discussion and Analysis,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management” in the 2026 Definitive Proxy for more information. To the extent that certain Company participants or their affiliates have acquired or disposed of security holdings since the “as of” date disclosed in the 2026 Definitive Proxy, such transactions have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3, Statements of Change in Ownership on Form 4 or amendments to beneficial ownership reports on Schedules 13D filed with the SEC, which are available at: https://www.sec.gov/edgar/browse/?CIK=1278021&owner=exclude. Such filings and the 2026 Definitive Proxy are available free of charge on the Company’s website at https://investor.marketaxess.com/financials/sec-filings/default.aspx or through the SEC’s website at www.sec.gov. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Company’s proxy statement on Schedule 14A and other materials to be filed with the SEC in connection with the proposed transaction.

2.	On July 30, 2026, the following message to clients was posted on the Company’s website:

Subject: An important update from MarketAxess

Today, MarketAxess announced that we have entered into a definitive agreement to be acquired by Intercontinental Exchange, Inc. (ICE). (https://www.businesswire.com/news/home/20260730809991/en/Intercontinental-Exchange-to-Acquire-MarketAxess-Creating-a-Premier-Fixed-Income-Marketplace)

This is an important milestone for MarketAxess and one that we believe will strengthen our ability to serve you over the long term. By bringing together MarketAxess’ electronic fixed-income trading platform, market expertise and client relationships with ICE’s complementary global technology infrastructure, data, analytics and connectivity capabilities, we expect to create a more comprehensive fixed-income and market infrastructure platform.

The combination is expected to provide broader global reach, greater investment in technology and platform resilience, and an expanded range of execution, data, analytics and workflow capabilities that both sets of customers currently enjoy. It will also create opportunities to accelerate innovation and extend MarketAxess products and services to a broader network of market participants.

Just as importantly, there will be no change in our relationship with you today. Until the transaction closes, MarketAxess and ICE will continue to operate as separate, independent companies. Your MarketAxess team, points of contact, platform access, service arrangements and day-to-day support remain unchanged.

Our commitment to delivering reliable technology, high-quality execution solutions, responsive service and trusted partnership remains as strong as ever. Maintaining service continuity and supporting our clients throughout this process will remain among our highest priorities.

The transaction is expected to close in the first half of 2027, subject to customary closing conditions, including stockholder and regulatory approvals. As the process moves forward, we will communicate directly with you about any developments that may be relevant to your organization.

MarketAxess has always been defined by its focus on clients and its commitment to improving fixed-income trading through technology and innovation. We are proud of what we have built, and we believe this combination creates an opportunity to build on that foundation and serve you even more effectively in the future.

Thank you for your continued trust and partnership. We greatly value our relationship and look forward to continuing to support you.

Sincerely,

Chris Concannon

Chief Executive

Officer MarketAxess

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Section 27A”), and Section 21E of the Securities Exchange Act of 1934, as amended (“Section 21E”). We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A and Section 21E. Such forward-looking statements relate to, without limitation, the proposed transaction, our future economic performance, plans and objectives for future operations, and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “assume,” “believe,” “contemplate,” “could,” “intend,” “predict,” “would,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “target,” “continue”, “trend”, “objective”, “might” or comparable terminology, although not all forward-looking statements contain these identifying words.

Forward-looking statements are inherently subject to certain risks, trends, changes in circumstances and uncertainties, many of which we cannot predict with accuracy and some of which we may not anticipate, including, but not limited to: (i) historical financial information may not be representative of future results; (ii) the completion of the proposed transaction on the anticipated terms and timing, or at all, including obtaining the approval of the proposed transaction by the holders of a majority of the outstanding shares of common stock of MarketAxess Holdings Inc. (the “Company”), and the satisfaction of other conditions to the completion of the proposed transaction as well as the failure to realize anticipated benefits of the proposed transaction; (iii) there may be significant transaction costs in connection with the proposed transaction and the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (iv) there may be liabilities that are not known, probable or estimable at this time or unexpected costs, charges or expenses; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction, including in circumstances requiring the Company to pay a termination fee; (vi) any effect of the announcement of the proposed transaction on the Company’s ability to operate its business and retain and hire key personnel and to maintain favorable business relationships; (vii) the proposed transaction may result in the diversion of management’s time and attention from ordinary course business operations to issues relating to the proposed transaction; (viii) certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (ix) unfavorable outcome of legal proceedings related to the proposed transaction; (x) the risk that the Company’s share price may decline significantly if the proposed transaction is not consummated; (xi) legislative, regulatory and economic developments; (xii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, outbreaks of war or hostilities or public health issues, as well as management’s response to any of the aforementioned factors; (xiii) other risks and uncertainties detailed in periodic reports that the Company files with the Securities and Exchange Commission (“SEC”); (xiv) actions by third parties, including government agencies; (xv) reputational risk and potential adverse reactions of the Company’s or Intercontinental Exchange, Inc.’s (“Parent”) customers, employees or other business partners, including those resulting from the announcement or completion of the proposed transaction; (xvi) the ability to promptly and effectively integrate the Company’s business with Parent’s business and realize the anticipated cost savings, synergies, and other financial benefits of the proposed transaction within the expected time period or at all; and (xvii) Parent’s ability to obtain the contemplated debt financing on a timely basis, on favorable terms or at all.

There can be no assurance that the proposed transaction will be completed, or if it is completed, that it will close within the anticipated time period. While the list of factors presented here is, and the list of factors presented in the proxy statement, in preliminary and definitive form, on Schedule 14A (the “Proxy Statement”) will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties and should be read in conjunction with the other forward-looking statements. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made and we undertake no obligation to update, and expressly disclaim any obligation to update, any forward-looking statements, or any other information in this communication, whether resulting from developments, circumstances or events that arise after the date the statements are made, new information, or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we may have expressed or implied by these forward-looking statements. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us.

Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, we can give no assurance that such expectations will be achieved as anticipated or that our results, estimates or assumptions will be correct. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements, many of which are beyond the Company’s control. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading “Disclosure Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K, as may be supplemented or amended by the Company’s Quarterly Reports on Form 10-Q, which are incorporated herein by reference. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise, except as required under applicable law.

Additional Information and Where to Find It; No Offer or Solicitation

In connection with the proposed transaction, the Company intends to file relevant materials with the SEC, including a Proxy Statement. This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed transaction. STOCKHOLDERS OF THE COMPANY ARE ADVISED TO CAREFULLY READ THE PROXY STATEMENT AND ANY OTHER DOCUMENTS FILED OR TO BE FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED TRANSACTION AND THE BUSINESS TO BE CONDUCTED AT THE SPECIAL MEETING OF STOCKHOLDERS. All such documents, when filed, may be obtained free of charge at the SEC’s website (http://www.sec.gov). These documents, once available, and the Company’s other filings with the SEC also will be available free of charge on the Company’s website at https://investor.marketaxess.com/financials/sec-filings/default.aspx.

Participants in the Solicitation

The Company, its directors and certain of its executive officers and employees may be deemed participants in the solicitation of proxies from stockholders in connection with the proposed transaction. Information regarding the names of the Company’s directors and executive officers and certain other individuals and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s definitive proxy statement on Schedule 14A for its 2026 annual meeting of stockholders, filed with the SEC on April 29, 2026 (the “2026 Definitive Proxy”), which is available here. Please refer to the sections captioned “Executive Officers,” “Compensation Discussion and Analysis,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management” in the 2026 Definitive Proxy for more information. To the extent that certain Company participants or their affiliates have acquired or disposed of security holdings since the “as of” date disclosed in the 2026 Definitive Proxy, such transactions have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3, Statements of Change in Ownership on Form 4 or amendments to beneficial ownership reports on Schedules 13D filed with the SEC, which are available at: https://www.sec.gov/edgar/browse/?CIK=1278021&owner=exclude. Such filings and the 2026 Definitive Proxy are available free of charge on the Company’s website at https://investor.marketaxess.com/financials/sec-filings/default.aspx or through the SEC’s website at www.sec.gov. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Company’s proxy statement on Schedule 14A and other materials to be filed with the SEC in connection with the proposed transaction.

3.	On July 30, 2026, the following FAQ was posted on the Company’s website in connection with the Transaction:

Frequently Asked Questions for Employees

GENERAL

1.	What happened?

On July 30, 2026, MarketAxess entered into a definitive agreement to be acquired by Intercontinental Exchange, or ICE.

Employees can read the joint press release here: https://www.businesswire.com/news/home/20260730809991/en/Intercontinental-Exchange-to-Acquire-MarketAxess-Creating-a-Premier-Fixed-Income-Marketplace

2.	How should employees think about the announcement?

By combining MarketAxess’ electronic trading platform, innovation and client relationships with ICE’s global infrastructure, data analytics and connectivity capabilities, the combined organization is expected to offer clients broader capabilities and, as a result, create additional opportunities for employees.

The transaction is expected to close in the first half of 2027, subject to receipt of MarketAxess stockholder approval, applicable regulatory clearances, and customary closing conditions. Employees should remain focused on serving clients, supporting one another and delivering on our existing commitments.

3.	Will there be organizational changes?

There are no immediate workforce or organizational changes as a result of the proposed transaction, including changes to employee roles or reporting relationships.

As with any merger, the combined company will evaluate its organizational structure over time. If changes are contemplated post-close, employees will receive transparent communication regarding next steps.

4.	Will MarketAxess’ offices, headquarters or workplace policies change?

No decisions regarding headquarters, office locations, remote-working arrangements or workplace policies have been made.

5.	What will happen to MarketAxess after the transaction closes?

After closing, MarketAxess will become part of ICE and MarketAxess shares will no longer be publicly traded.

The companies will undertake a thoughtful integration-planning process. Decisions regarding branding, organizational structure, leadership, office locations and the future operating model have not yet been made.

The transaction is expected to close in the first half of 2027, subject to receipt of MarketAxess stockholder approval, applicable regulatory clearances, and customary closing conditions. Until closing, MarketAxess and ICE are and will continue to operate independently.

COMPENSATION AND BENEFITS

6.	Are there any changes to employee compensation or benefits today?

No. At this time, there are no changes to employee compensation arrangements, including base salary, incentive opportunities, or outstanding equity awards as a result of the proposed transaction.

MarketAxess will continue to administer its compensation, benefit, and leave programs according to our existing terms.

7.	What should employees expect regarding year-end bonuses and equity grants?

The transaction is expected to close in the first half of 2027, subject to receipt of MarketAxess stockholder approval, applicable regulatory clearances, and customary closing conditions.

We anticipate maintaining our normal year-end process, including the customary timing for merit compensation increases, annual incentive payments, and equity grants.

EQUITY AWARDS AND ESPP

8.	What will happen to unvested equity awards for employees?

As of today, there is no change to your existing unvested equity awards. At closing, existing unvested equity awards will be converted to similar ICE equity awards and will continue to vest on their original vesting schedule.

9.	Will there be an Employee Stock Purchase Plan (ESPP) offering period in the second half of 2026?

No. Due to the pending transaction, there will not be an ESPP or Share Incentive Plan (SIP) offering period commencing in the second half of 2026. The final offering period under the ESPP will end as scheduled on August 17, 2026 and the final offering period under the SIP will end on July 31, 2026.

OTHER

10.	Will the acquisition affect visa status for employees?

We do not anticipate any disruption to current work authorization or visa status as a result of the acquisition. The Company remains committed to supporting active immigration matters and will continue working with immigration counsel to monitor any required steps.

11.	Where can employees get additional information?

We recognize that acquisitions can create uncertainty. We are committed to providing transparent and timely communications to employees as decisions are finalized.

12.	What should employees say if clients, dealers or liquidity providers ask about the transaction?

All transaction information can be found in the press release. Client-facing employees will receive additional approved communications to use.

Employees should avoid speculating about integration plans, organizational changes, future products or other matters that have not been announced.

13.	What should employees do if contacted by the media, an investor or an analyst?

Employees should not respond to media, investor or analyst inquiries unless they are specifically authorized to speak on behalf of MarketAxess.

Please refer any inquiries to:

•	Client: Kevin McPherson or Spencer Lee

•	Media: Marisha Mistry

•	Investors and analysts: Hannah Hendricks

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Section 27A”), and Section 21E of the Securities Exchange Act of 1934, as amended (“Section 21E”). We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A and Section 21E. Such forward-looking statements relate to, without limitation, the proposed transaction, our future economic performance, plans and objectives for future operations, and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “assume,” “believe,” “contemplate,” “could,” “intend,” “predict,” “would,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “target,” “continue”, “trend”, “objective”, “might” or comparable terminology, although not all forward-looking statements contain these identifying words.

Forward-looking statements are inherently subject to certain risks, trends, changes in circumstances and uncertainties, many of which we cannot predict with accuracy and some of which we may not anticipate, including, but not limited to: (i) historical financial information may not be representative of future results; (ii) the completion of the proposed transaction on the anticipated terms and timing, or at all, including obtaining the approval of the proposed transaction by the holders of a majority of the outstanding shares of common stock of MarketAxess Holdings Inc. (the “Company”), and the satisfaction of other conditions to the completion of the proposed transaction as well as the failure to realize anticipated benefits of the proposed transaction; (iii) there may be significant transaction costs in connection with the proposed transaction and the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (iv) there may be liabilities that are not known, probable or estimable at this time or unexpected costs, charges or expenses; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction, including in circumstances requiring the Company to pay a termination fee; (vi) any effect of the announcement of the proposed transaction on the Company’s ability to operate its business and retain and hire key personnel and to maintain favorable business relationships; (vii) the proposed transaction may result in the diversion of management’s time and attention from ordinary course business operations to issues relating to the proposed transaction; (viii) certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (ix) unfavorable outcome of legal proceedings related to the proposed transaction; (x) the risk that the Company’s share price may decline significantly if the proposed transaction is not consummated; (xi) legislative, regulatory and economic developments; (xii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, outbreaks of war or hostilities or public health issues, as well as management’s response to any of the aforementioned factors; (xiii) other risks and uncertainties detailed in periodic reports that the Company files with the Securities and Exchange Commission (“SEC”); (xiv) actions by third parties, including government agencies; (xv) reputational risk and potential adverse reactions of the Company’s or Intercontinental Exchange, Inc.’s (“Parent”) customers, employees or other business partners, including those resulting from the announcement or completion of the proposed transaction; (xvi) the ability to promptly and effectively integrate the Company’s business with Parent’s business and realize the anticipated cost savings, synergies, and other financial benefits of the proposed transaction within the expected time period or at all; and (xvii) Parent’s ability to obtain the contemplated debt financing on a timely basis, on favorable terms or at all.

There can be no assurance that the proposed transaction will be completed, or if it is completed, that it will close within the anticipated time period. While the list of factors presented here is, and the list of factors presented in the proxy statement, in preliminary and definitive form, on Schedule 14A (the “Proxy Statement”) will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties and should be read in conjunction with the other forward-looking statements. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made and we undertake no obligation to update, and expressly disclaim any obligation to update, any forward-looking statements, or any other information in this communication, whether resulting from developments, circumstances or events that arise after the date the statements are made, new information, or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we may have expressed or implied by these forward-looking statements. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us.

Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, we can give no assurance that such expectations will be achieved as anticipated or that our results, estimates or assumptions will be correct. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements, many of which are beyond the Company’s control. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading “Disclosure Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K, as may be supplemented or amended by the Company’s Quarterly Reports on Form 10-Q, which are incorporated herein by reference. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise, except as required under applicable law.

Additional Information and Where to Find It; No Offer or Solicitation

In connection with the proposed transaction, the Company intends to file relevant materials with the SEC, including a Proxy Statement. This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed transaction. STOCKHOLDERS OF THE COMPANY ARE ADVISED TO CAREFULLY READ THE PROXY STATEMENT AND ANY OTHER DOCUMENTS FILED OR TO BE FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED TRANSACTION AND THE BUSINESS TO BE CONDUCTED AT THE SPECIAL MEETING OF STOCKHOLDERS. All such documents, when filed, may be obtained free of charge at the SEC’s website (http://www.sec.gov). These documents, once available, and the Company’s other filings with the SEC also will be available free of charge on the Company’s website at https://investor.marketaxess.com/financials/sec-filings/default.aspx.

Participants in the Solicitation

The Company, its directors and certain of its executive officers and employees may be deemed participants in the solicitation of proxies from stockholders in connection with the proposed transaction. Information regarding the names of the Company’s directors and executive officers and certain other individuals and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s definitive proxy statement on Schedule 14A for its 2026 annual meeting of stockholders, filed with the SEC on April 29, 2026 (the “2026 Definitive Proxy”), which is available here. Please refer to the sections captioned “Executive Officers,” “Compensation Discussion and Analysis,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management” in the 2026 Definitive Proxy for more information. To the extent that certain Company participants or their affiliates have acquired or disposed of security holdings since the “as of” date disclosed in the 2026 Definitive Proxy, such transactions have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3, Statements of Change in Ownership on Form 4 or amendments to beneficial ownership reports on Schedules 13D filed with the SEC, which are available at: https://www.sec.gov/edgar/browse/?CIK=1278021&owner=exclude. Such filings and the 2026 Definitive Proxy are available free of charge on the Company’s website at https://investor.marketaxess.com/financials/sec-filings/default.aspx or through the SEC’s website at www.sec.gov. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Company’s proxy statement on Schedule 14A and other materials to be filed with the SEC in connection with the proposed transaction.

4.	On July 30, 2026, the following communication was posted on LinkedIn, by the Company, in connection with the Transaction:

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Section 27A”), and Section 21E of the Securities Exchange Act of 1934, as amended (“Section 21E”). We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A and Section 21E. Such forward-looking statements relate to, without limitation, the proposed transaction, our future economic performance, plans and objectives for future operations, and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “assume,” “believe,” “contemplate,” “could,” “intend,” “predict,” “would,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “target,” “continue”, “trend”, “objective”, “might” or comparable terminology, although not all forward-looking statements contain these identifying words.

Forward-looking statements are inherently subject to certain risks, trends, changes in circumstances and uncertainties, many of which we cannot predict with accuracy and some of which we may not anticipate, including, but not limited to: (i) historical financial information may not be representative of future results; (ii) the completion of the proposed transaction on the anticipated terms and timing, or at all, including obtaining the approval of the proposed transaction by the holders of a majority of the outstanding shares of common stock of MarketAxess Holdings Inc. (the “Company”), and the satisfaction of other conditions to the completion of the proposed transaction as well as the failure to realize anticipated benefits of the proposed transaction; (iii) there may be significant transaction costs in connection with the proposed transaction and the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (iv) there may be liabilities that are not known, probable or estimable at this time or unexpected costs, charges or expenses; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction, including in circumstances requiring the Company to pay a termination fee; (vi) any effect of the announcement of the proposed transaction on the Company’s ability to operate its business and retain and hire key personnel and to maintain favorable business relationships; (vii) the proposed transaction may result in the diversion of management’s time and attention from ordinary course business operations to issues relating to the proposed transaction; (viii) certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (ix) unfavorable outcome of legal proceedings related to the proposed transaction; (x) the risk that the Company’s share price may decline significantly if the proposed transaction is not consummated; (xi) legislative, regulatory and economic developments; (xii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, outbreaks of war or hostilities or public health issues, as well as management’s response to any of the aforementioned factors; (xiii) other risks and uncertainties detailed in periodic reports that the Company files with the Securities and Exchange Commission (“SEC”); (xiv) actions by third parties, including government agencies; (xv) reputational risk and potential adverse reactions of the Company’s or Intercontinental Exchange, Inc.’s (“Parent”) customers, employees or other business partners, including those resulting from the announcement or completion of the proposed transaction; (xvi) the ability to promptly and effectively integrate the Company’s business with Parent’s business and realize the anticipated cost savings, synergies, and other financial benefits of the proposed transaction within the expected time period or at all; and (xvii) Parent’s ability to obtain the contemplated debt financing on a timely basis, on favorable terms or at all.

There can be no assurance that the proposed transaction will be completed, or if it is completed, that it will close within the anticipated time period. While the list of factors presented here is, and the list of factors presented in the proxy statement, in preliminary and definitive form, on Schedule 14A (the “Proxy Statement”) will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties and should be read in conjunction with the other forward-looking statements. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made and we undertake no obligation to update, and expressly disclaim any obligation to update, any forward-looking statements, or any other information in this communication, whether resulting from developments, circumstances or events that arise after the date the statements are made, new information, or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we may have expressed or implied by these forward-looking statements. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us.

Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, we can give no assurance that such expectations will be achieved as anticipated or that our results, estimates or assumptions will be correct. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements, many of which are beyond the Company’s control. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading “Disclosure Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K, as may be supplemented or amended by the Company’s Quarterly Reports on Form 10-Q, which are incorporated herein by reference. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise, except as required under applicable law.

Additional Information and Where to Find It; No Offer or Solicitation

In connection with the proposed transaction, the Company intends to file relevant materials with the SEC, including a Proxy Statement. This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed transaction. STOCKHOLDERS OF THE COMPANY ARE ADVISED TO CAREFULLY READ THE PROXY STATEMENT AND ANY OTHER DOCUMENTS FILED OR TO BE FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED TRANSACTION AND THE BUSINESS TO BE CONDUCTED AT THE SPECIAL MEETING OF STOCKHOLDERS. All such documents, when filed, may be obtained free of charge at the SEC’s website (http://www.sec.gov). These documents, once available, and the Company’s other filings with the SEC also will be available free of charge on the Company’s website at https://investor.marketaxess.com/financials/sec-filings/default.aspx.

Participants in the Solicitation

The Company, its directors and certain of its executive officers and employees may be deemed participants in the solicitation of proxies from stockholders in connection with the proposed transaction. Information regarding the names of the Company’s directors and executive officers and certain other individuals and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s definitive proxy statement on Schedule 14A for its 2026 annual meeting of stockholders, filed with the SEC on April 29, 2026 (the “2026 Definitive Proxy”), which is available here. Please refer to the sections captioned “Executive Officers,” “Compensation Discussion and Analysis,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management” in the 2026 Definitive Proxy for more information. To the extent that certain Company participants or their affiliates have acquired or disposed of security holdings since the “as of” date disclosed in the 2026 Definitive Proxy, such transactions have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3, Statements of Change in Ownership on Form 4 or amendments to beneficial ownership reports on Schedules 13D filed with the SEC, which are available at: https://www.sec.gov/edgar/browse/?CIK=1278021&owner=exclude. Such filings and the 2026 Definitive Proxy are available free of charge on the Company’s website at https://investor.marketaxess.com/financials/sec-filings/default.aspx or through the SEC’s website at www.sec.gov. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Company’s proxy statement on Schedule 14A and other materials to be filed with the SEC in connection with the proposed transaction.

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